Exhibit 99.1

FOR RELEASE AT 4.06PM EDT

                                         CONTACT:  Siobhan MacDermott
                                                   McAfee, Inc.
                                                   (415) 299-2945
                                                   Siobhan_macdermott@mcafee.com

                                                   Kelsey Doherty
                                                   McAfee, Inc.
                                                   (646) 728-1494
                                                   Kelsey_doherty@mcafee.com

         MCAFEE, INC. REPORTS FIRST QUARTER 2006 REVENUE OF $272 MILLION

SANTA CLARA, Calif., April 27--McAfee, Inc. (NYSE: MFE) today announced that for the first quarter ended March 31, 2006, consolidated net revenue was $272 million. On a GAAP basis, McAfee's first quarter net earnings were $41 million (includes stock-based compensation expense of $9.6 million, net of tax), or $0.25 per share diluted (includes stock-based compensation expense of $0.06). On a non-GAAP basis, first quarter net earnings were $62 million, or $0.37 per share diluted. Pro-forma operating margins for the first quarter improved to 26.6% and GAAP operating margins were 18.5% for the quarter.

FINANCIAL HIGHLIGHTS

     o New McAfee(R)revenue in the quarter grew by 16% year over year, with bookings increasing 13% globally
     o Overall, McAfee consumer revenue in the quarter grew by 20% year over year to $112 million, with bookings increasing by 20%. Revenue from the online consumer services in the quarter grew by 30% year over year
     o The McAfee online consumer services added 1.9 million net new subscribers in the quarter, bringing the total number of unique subscribers to 19.2 million
     o Deferred revenue grew by $30 million in the quarter to end the quarter at $776 million
     o McAfee ended the first quarter with cash and cash equivalents, restricted cash, and investments of $1.139 billion

FINANCIAL OUTLOOK

     o McAfee expects net revenue for the second quarter of 2006 to be between $260 million and $280 million and non-GAAP net earnings to be between $0.27 and $0.32 per share. This guidance reflects an assumed 27% tax rate.
     o McAfee expects full year 2006 net revenue to be between $1.05 billion and $1.15 billion and non-GAAP net earnings to be between $1.25 and $1.40 per share. This guidance reflects an assumed 27% tax rate.

"McAfee demonstrated strong growth across the business this quarter, achieving double-digit growth across consumer and strong demand for our network protection, anti-spyware and Foundstone Services," said George Samenuk, chairman and chief executive officer of McAfee, Inc. "We have also expanded our consumer reach into seven new countries with localized products, including China, Korea and Eastern Europe, as the demand continues to grow on a global basis."

BUSINESS HIGHLIGHTS:

     o McAfee acquired Web safety innovator SiteAdvisor Inc. in April to help redefine the way consumers safely surf the Internet
     o McAfee's board has approved a new share repurchase program in which up to $250 million of McAfee common stock may be purchased in the open market through October 25, 2007
     o McAfee unveiled McAfee Total Protection, the industry's first and only offering to combine and manage all the elements of a comprehensive system security solution through a single console and agent platform. In addition, McAfee Host Intrusion Prevention (IPS) was fully integrated with McAfee's ePolicy Orchestrator(R) Management Console. McAfee Host IPS v.6.0 will be supported worldwide through McAfee's Deployment Assistance Program.
     o McAfee announced its mobile security platform, McAfee Mobile Security, which is designed for mobile operators, manufacturers, enterprises and consumers
     o McAfee added15 patents in the first quarter, bringing its total to 199 patents
     o McAfee expanded its presence in India with the opening of the McAfee India Centre, the largest development centre for McAfee in the world
     o McAfee made several changes to its management team in the quarter. Kevin Weiss was appointed to president, Eric Brown was appointed to chief financial officer and chief operating officer, Stuart McClure, was appointed to senior vice president global threats for McAfee AVERT(R) Labs. In addition, George L. Heron was named chief scientist and John Viega as chief security architect.
     o McAfee unveiled the McAfee Threat Center, a new online portal containing relevant security information, tools and insights
     o McAfee participated in the U.S. Department of Homeland Security (DHS) Cyber Storm Exercise, the federal government's first national full scale exercise to assess preparedness capabilities in response to a cyber incident of national significance
     o McAfee announced its Global Services Strategy, which is designed to drive engagement and deployment services through McAfee solution providers. McAfee also announced its Solution Services Partner Offerings, formalizing how authorized McAfee SecurityAlliance(TM)partners will deliver quality branded consulting services to customers
     o The McAfee consumer business expanded its partnership base through new agreements with SmartTrust, TRENDnet, Comcast, WEB.DE, Epson Japan, NetSafe, Willcom, Inc. and Cingular
     o McAfee also received strong third-party validation in the first quarter:

               o McAfee was named a certified Five-Star Partner by CMP Media's VARBusiness magazine and 2006 CRN Channel Champion
               o    McAfee was awarded "Vendor of the Year" by CompUSA
               o McAfee Secure Messaging Service for Small Business was runner-up for Small Business Computing magazine's Product of the Year award
               o McAfee Secure Web Gateway Received Network World's "Best of the Tests" award
               o McAfee received a highly favorable review in a group test performed by Nikkei Communication
               o McAfee ePolicy Orchestrator received a highly favorable review from IT-Administrator
               o McAfee IntruShield(R) security appliance v 3.1 received Common Criteria at Evaluation Assurance Level (EAL) 3 certification. McAfee AntiSpyware Enterprise software also obtained ICSA Labs Anti-Spyware Certification.
               o McAfee Intrushield was described by InfoWorld Magazine as a "set-it-and-forget-it solution with smooth setup, a user-friendly interface, and richly documented, vulnerability-based signatures"
               o McAfee Virex(R) beat four other vendors in a comparative review by the German publication MacWelt

               o McAfee consumer was awarded the ASCII award for having the best selling product in Japan
     o McAfee achieved a number of enterprise customer wins in the quarter, including Excel, Vertex, DHL Aviation Group, Ministry of Justice, Randstad, TNO and the Dutch Department of Ministry of Transport, Public Works and Water Management). In addition, JC Penney, Goldman Sachs, Time Warner Cable and The European Commission renewed maintenance contracts and chose to deploy incremental security technologies.

CONFERENCE CALL INFORMATION

     o The company will host a conference call today at 1:30 p.m. Pacific, 4:30 p.m. Eastern to discuss its quarterly results. Participants should call 888-790-2935 (U.S. toll-free) or 517-623-4381
          (international), pass code: MFE
     o Attendees should dial in at least 15 minutes prior to the conference call.
     o A replay of the call will be available until May 11th by calling 800-216-6080 (U.S. toll-free) or 402-220-3894 (international)
     o A Web cast of the call may also be found on the Internet through McAfee's Investor Relations Web site at http://investor.mcafee.com

DISCLOSURE STATEMENTS

Non-GAAP net earnings and pro-forma operating margin exclude amortization of purchased technology and intangibles expense, stock-based compensation charges, retention bonuses and severance payments related to acquisitions, gain or loss on sale of assets and technology, restructuring charges and SEC and compliance costs; non-GAAP earnings assume an effective tax rate of 27% for 2006. McAfee management believes that the 27% pro forma effective tax rate is reflective of a long-term normalized tax rate under the global McAfee structure as of the period end. McAfee's management uses non-GAAP net earnings and pro-forma operating results to evaluate the company's operating performance and believes that excluding these items enhances management's and its investors' ability to evaluate McAfee's comparable historical operating results. McAfee's management believes that all disclosures are adequate to make the information presented not misleading.

McAfee is unable to provide a non-GAAP to GAAP reconciliation of projected second quarter of 2006 and full year 2006 net earnings and net earnings per share. Among other reasons, such amounts are not known or cannot be reasonably estimated at this time.

McAfee estimates that (i) for the second quarter of 2006 and remainder of 2006 restructuring charges will be in the range of $0.5 million to $1.5 million based on decisions made prior to the first quarter 2006 for which the actions will occur in 2006 but excluding additional restructuring activities that may be taken after March 31, 2006, (ii) for the second quarter of 2006 and remainder of 2006 amortization expense (excluding the impact of potential intangible amounts related to the SiteAdvisor acquisition) will be approximately $2.7 million and $7.1 million on intangibles and trademarks, and $3.8 million and $11.5 million on purchased technology and (iii) for the second quarter of 2006 and remainder of 2006 other expenses related to the IntruVert, Foundstone(R) and Wireless Security Corp. acquisitions will be approximately $0.7 million and $2.0 million. The estimate for amortization expense does not include any future impairment of intangible assets with respect to previous acquisitions nor does it include any intangible assets that may be acquired through future acquisitions.

FORWARD-LOOKING STATEMENTS

The foregoing contains forward-looking statements which include those regarding expected operating results for the second quarter and remainder of 2006, planned new product introductions and related product benefits, and estimates for certain charges for the second quarter and remainder of 2006. Actual results could vary perhaps materially and the expected results may not occur. McAfee may not achieve its planned revenue realization rates; succeed in its efforts to grow its business, build upon its technology leadership or capture market share, notwithstanding related commitment or related investment. The company may not benefit from its strategic alliances or partnerships as anticipated, customers may not respond as favorably as anticipated to the company's product or technical support offerings, or the company may not satisfactorily anticipate or meet its customers' needs or expectations. Actual results are also subject to a number of other factors, including customer and distributor demand fluctuations and macro and other economic conditions both in the U.S. and internationally. The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in McAfee's filings with the SEC including its annual report on Form 10-K for the year ended December 31, 2005 and its quarterly reports filed on Form 10-Q.

ABOUT MCAFEE, INC.

McAfee Inc., headquartered in Santa Clara, California and the global leader in Intrusion Prevention and Security Risk Management, delivers proactive and proven solutions and services that secure systems and networks around the world. With its unmatched security expertise and commitment to innovation, McAfee empowers home users, businesses, the public sector, and service providers with the ability to block attacks, prevent disruptions, and continuously track and improve their security. http://www.mcafee.com.

                                      # # #

McAfee, SiteAdvisor, Intrushield, Foundstone, VirusScan, Virex, AVERT and ePolicy Orchestrator are registered trademarks or trademarks of McAfee, Inc. and/or its affiliates in the US and/or other countries. McAfee Red in connection with security is distinctive of McAfee brand products. All other registered and unregistered trademarks herein are the sole property of their respective owners.
(C) 2006 McAfee, Inc. All rights reserved.

                          McAFEE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (Unaudited)

                                                                MARCH 31,     DECEMBER 31,
                                                                   2006           2005
                                                               ------------   ------------
Assets:
     Cash and marketable securities                            $  1,137,592   $  1,257,021
     Restricted cash                                                  1,212         51,428
     Accounts receivable, net                                       123,845        158,680
     Prepaid expenses, income taxes and other current assets        123,629        106,791
     Property and equipment, net                                     89,060         85,641
     Deferred taxes                                                 442,693        448,126
     Goodwill, intangibles and other long term assets, net          528,313        534,937
                                                               ------------   ------------
               Total assets                                    $  2,446,344   $  2,642,624
                                                               ============   ============
Liabilities:
     Accounts payable                                          $     34,300   $     34,678
     Accrued liabilities                                            195,019        263,855
     Deferred revenue                                               776,105        746,420
     Accrued taxes and other long term liabilities                  144,482        142,638
                                                               ------------   ------------
               Total liabilities                                  1,149,906      1,187,591

Stockholders' equity:
     Common stock                                                     1,717          1,705
     Treasury stock                                                (298,954)       (68,395)
     Additional paid-in capital                                   1,390,253      1,356,881
     Deferred stock-based compensation                                    -           (474)
     Accumulated other comprehensive income                          28,518         31,302
     Retained earnings                                              174,904        134,014
                                                               ------------   ------------
               Total stockholders'  equity                        1,296,438      1,455,033
                                                               ------------   ------------
               Total liabilities and stockholders' equity      $  2,446,344   $  2,642,624
                                                               ============   ============

                          McAFEE, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                   THREE MONTHS ENDED
                                                                        MARCH 31,
                                                               ---------------------------
                                                                   2006           2005
                                                               ------------   ------------
Net revenue                                                    $    271,967   $    235,727

Cost of net revenue (1)                                              41,077         34,807
Amortization of purchased technology                                  3,841          3,850
                                                               ------------   ------------
       Gross profit                                                 227,049        197,070

Operating costs:

       Research and development (1)                                  50,977         38,230

       Marketing and sales (1)                                       84,866         71,184

       General and administrative (1)                                36,294         31,729

       Reimbursement from transition services agreement                   -           (328)

       Loss on sale/disposal of assets and technology                    24            259

       Amortization of intangibles                                    2,793          3,528

       Restructuring charges                                            551          2,296

       SEC and compliance costs                                         420              -

       Divestiture expense                                                -            588

       Acquisition retention bonuses and severance                      919          1,463
                                                               ------------   ------------
         Total operating costs                                      176,844        148,949
                                                               ------------   ------------
       Income from operations                                        50,205         48,121

Interest and other income, net                                       11,934          4,312
                                                               ------------   ------------
       Income before provision for income taxes                      62,139         52,433

Provision for income taxes                                           21,249         16,463
                                                               ------------   ------------
       Net income                                              $     40,890   $     35,970
                                                               ============   ============

Net income per share - basic                                   $       0.25   $       0.22
                                                               ============   ============
Net income per share - diluted                                 $       0.25   $       0.21
                                                               ============   ============

Shares used in per share calculation - basic                        164,940        162,992
                                                               ============   ============
Shares used in per share calculation - diluted                      166,833        167,339
                                                               ============   ============

(1) Prior to January 1, 2006, the Company accounted for stock compensation expense under APB 25, "Accounting for Stock Issued to Employees", which measured stock compensation expense using the intrinsic value method. As of January 1, 2006, the Company accounts for stock compensation expense under SFAS 123R, "Share-Based Payment", which requires stock compensation expense to be recognized based on grant date fair value. Periods prior to January 1, 2006, have not been restated to conform with the provisions of SFAS 123R.

       Stock-based compensation charges (benefits)
       are included as follows:
          Cost of net revenue                                  $        676   $          -
          Research and development                                    3,917         (2,503)
          Marketing and sales                                         4,691           (735)
          General and administrative                                  4,287            (54)
                                                               ------------   ------------
                                                               $     13,571   $     (3,292)
                                                               ============   ============

                          McAFEE, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                   THREE MONTHS ENDED
                                                                        MARCH 31,
                                                               ---------------------------
                                                                   2006          2005
                                                               ------------   ------------
Net revenue                                                    $    271,967   $    235,727

Cost of net revenue                                                  40,401         34,807
Amortization of purchased technology                                      -              -
                                                               ------------   ------------
     Gross profit                                                   231,566        200,920

Operating costs:

     Research and development                                        47,060         40,733

     Marketing and sales                                             80,175         71,919

     General and administrative                                      32,007         31,783

     Reimbursement from transition services agreement                     -              -

     Loss on sale/disposal of assets and technology                       -              -

     Amortization of intangibles                                          -              -

     Restructuring charges                                                -              -

     SEC and compliance costs                                             -              -

     Divestiture expense                                                  -              -

     Acquisition retention bonuses and severance                          -              -
                                                               ------------   ------------
       Total operating costs                                        159,242        144,435
                                                               ------------   ------------
Income from operations                                               72,324         56,485

Interest and other income, net                                       11,934          4,312
                                                               ------------   ------------
     Income before provision for income taxes                        84,258         60,797

Provision for income taxes                                           22,750         15,199
                                                               ------------   ------------
     Pro forma net income                                      $     61,508   $     45,598
                                                               ============   ============

Net income per share - diluted                                 $       0.37   $       0.27
                                                               ============   ============

Shares used in per share calculation - diluted                      166,833        167,339
                                                               ============   ============

The accompanying reconciliation of pro forma condensed consolidated statements of income to the condensed consolidated statements of income is an integral part of the above pro forma financial information. The Company believes that the above pro forma information provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating results and other financial information as determined under accounting principles generally accepted in the United States of America.

                          McAFEE, INC. AND SUBSIDIARIES
     RECONCILIATION OF CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
               TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                 (in thousands)
                                   (Unaudited)

                                                                   THREE MONTHS ENDED
                                                                        MARCH 31,
                                                               ---------------------------
                                                                   2006           2005
                                                               ------------   ------------
Pro forma net income                                           $     61,508   $     45,598

   Provision for income taxes                                        22,750         15,199
                                                               ------------   ------------

Pro forma income before provision for income taxes                   84,258         60,797

   Amortization of purchased technology                              (3,841)        (3,850)

   Stock compensation benefit (charge)                              (13,571)         3,292

   Reimbursement from transition services agreement                       -            328

   Loss on sale/disposal of assets and technology                       (24)          (259)

   Amortization of intangibles                                       (2,793)        (3,528)

   Restructuring charges                                               (551)        (2,296)

   SEC and compliance costs                                            (420)             -

   Divestiture expense                                                    -           (588)

   Acquisition retention bonuses and severance                         (919)        (1,463)
                                                               ------------   ------------

Income before provision for income taxes                       $     62,139   $     52,433
                                                               ------------   ------------

   Provision for income taxes                                        21,249         16,463
                                                               ------------   ------------
Net income                                                     $     40,890   $     35,970
                                                               ============   ============

McAfee, Inc.

REVENUE BY PRODUCT GROUPS - PRESS RELEASE - TOTAL CONSOLIDATED
(in thousands)

                               Q1 '06             Q4 '05             Q3 '05              Q2 '05             Q1 '05
                          -----------------  -----------------  -----------------  -----------------  -----------------
McAfee                    $ 271,967     100% $ 253,258     100% $ 252,910     100% $ 245,207     100% $ 234,051      99%

McAfee Corporate          $ 160,280      59% $ 147,004      58% $ 147,607      58% $ 135,899      55% $ 140,798      60%

McAfee Consumer           $ 111,687      41% $ 106,254      42% $ 105,303      42% $ 109,308      45% $  93,253      39%
             -McAfee.com     97,512      36%    89,968      36%    87,597      35%    88,582      36%    75,041      31%
             -Retail         14,175       5%    16,286       6%    17,706       7%    20,726       9%    18,212       8%

Divested Businesses
             -NAI Labs            -       0%        21       0%         1       0%       175       0%     1,676       1%
             -Sniffer             -       0%         -       0%         -       0%         -       0%         -       0%
             -Magic               -       0%         -       0%         -       0%         -       0%         -       0%
             -PGP                 -       0%         -       0%         -       0%         -       0%         -       0%
                          -----------------  -----------------  -----------------  -----------------  -----------------
Total MFE                 $ 271,967     100% $ 253,279     100% $ 252,911     100% $ 245,382     100% $ 235,727     100%
                          =================  =================  =================  =================  =================


BOOKINGS BY PRODUCT GROUPS - PRESS RELEASE - TOTAL CONSOLIDATED
(in thousands)

                               Q1 '06             Q4 '05             Q3 '05              Q2 '05             Q1 '05
                          -----------------  -----------------  -----------------  -----------------  -----------------
McAfee                    $ 318,061     100% $ 360,735     100% $ 293,818     100% $ 317,466     100% $ 281,042     100%

McAfee Corporate          $ 169,626      53% $ 225,300      63% $ 171,239      58% $ 187,116      59% $ 157,709      56%
             -Enterprise     91,311      29%   136,021      38%    94,560      32%   101,251      32%    81,596      29%
             -SMB            78,315      24%    89,279      25%    76,679      26%    85,865      27%    76,113      27%

McAfee Consumer           $ 148,435      47% $ 135,435      37% $ 122,580      42% $ 130,350      41% $ 123,333      44%
             -McAfee.com    130,140      41%   115,783      32%   102,708      35%   113,866      36%   100,611      36%
             -Retail         18,295       6%    19,652       5%    19,872       7%    16,484       5%    22,722       8%

Divested Businesses

             -NAI Labs            -       0%         -       0%         -       0%         -       0%         -       0%
             -Sniffer             -       0%         -       0%         -       0%         -       0%         -       0%
             -Magic               -       0%         -       0%         -       0%         -       0%         -       0%
             -PGP                 -       0%         -       0%         -       0%         -       0%         -       0%
                          -----------------  -----------------  -----------------  -----------------  -----------------
Total MFE                 $ 318,061     100% $ 360,735     100% $ 293,818     100% $ 317,466     100% $ 281,042     100%
                          =================  =================  =================  =================  =================